UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009

The Management Network Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On June 8, 2009, stockholders of The Management Network Group, Inc. (the “Company”) approved an amendment and restatement of the Company’s 1999 Employee Stock Purchase Plan (the “ESPP”). The amendments to the ESPP include the following:

•	extension of the date after which no new awards may be granted under the ESPP from September 7, 2009 to June 7, 2014; and
•	elimination of the automatic share increase feature of the ESPP, with the maximum number of shares available for issuance under the ESPP set at 1,861,044 shares.

On June 8, 2009 the stockholders of the Company also approved an amendment and restatement of the Company’s 1998 Equity Incentive Plan (the “Equity Plan”). The amendments to the Equity Plan include the following:

•	extension of the date after which no new awards may be granted under the Equity Plan from September 7, 2009 to June 7, 2014;
•	elimination of the automatic share increase feature of the Equity Plan;
•	a decrease in the maximum number of shares available for issuance under the Equity Plan from the current limit of 16,794,159 shares to 7,000,000 shares;
•	expansion of the types of awards that may be issued under the Equity Plan to include both performance-based and service-based restricted stock and restricted stock units; and
•

approval of a list of performance criteria under the Equity Plan that will allow awards of performance-based restricted stock and restricted stock units to be eligible for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986.

The foregoing descriptions of the amendments to the ESPP and the Equity Plan (collectively, the “Plans”) do not purport to be complete and are qualified in their entirety by reference to the full text of the Plans, each as amended and restated, which are attached as Appendix A and Appendix B, respectively, to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on May 4, 2009 (the “Proxy Statement”), and to the description of the amendments to the Plans contained in Proposals 2 and 3 of the Company’s Proxy Statement, all of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description

10.1

The Management Network Group, Inc. Employee Stock Purchase Plan, as amended and restated (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on May 4, 2009).

10.2

The Management Network Group, Inc. 1998 Equity Incentive Plan, as amended and restated (incorporated by reference from Appendix B to the Company’s Definitive Proxy Statement filed with the SEC on May 4, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Vice President and Chief Financial Officer

Date: June 10, 2009

EXHIBIT INDEX

Exhibit
Number	Description
10.1

The Management Network Group, Inc. Employee Stock Purchase Plan, as amended and restated (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on May 4, 2009).

10.2

The Management Network Group, Inc. 1998 Equity Incentive Plan, as amended and restated (incorporated by reference from Appendix B to the Company’s Definitive Proxy Statement filed with the SEC on May 4, 2009).